UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2018 (August 21, 2018)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 403-4600

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 21, 2018, ACI Worldwide, Inc. (the “Company”), completed its previously announced offering of $400.0 million in aggregate principal amount of 5.750% Senior Notes due 2026 (the “Notes”) at an issue price of 100% of the principal amount, plus accrued interest, if any, from August 21, 2018, in a private placement for resale to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and in offshore transactions pursuant to Regulation S under the Securities Act. The Notes were issued pursuant to an Indenture, dated as of August 21, 2018 (the “Indenture”), among the Company, the guarantors listed therein, and Wilmington Trust, National Association, as trustee (the “Trustee”).

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of the Company’s domestic subsidiaries that guarantees its Credit Agreement, dated February 24, 2017, among the Company, Bank of America, N.A. and the lenders that are party thereto.

The Notes bear interest at a rate of 5.750% per year, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2019. Interest will accrue from August 21, 2018. The Notes will mature on August 15, 2026.

The Company may redeem some or all of the Notes at any time prior to August 15, 2021, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date, plus a “make-whole” premium set forth in the Indenture. On or after August 15, 2021, the Company may redeem some or all of the Notes at redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In certain circumstances, if the Company experiences a change of control (as described in the Indenture), it must offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. In addition, at any time prior to August 15, 2021, the Company may redeem up to 35% of the Notes with the proceeds of certain sales of the Company’s equity securities at 105.750% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the redemption date, if at least 65% of the aggregate principal amount of the Notes initially issued under the Indenture remains outstanding after such redemption and notice of redemption is mailed within 120 days after the date of the closing of such equity offering.

The Indenture contains covenants that limit, among other things, the ability of the Company and the ability of its restricted subsidiaries to: incur additional debt or issue preferred stock; pay dividends or make other distributions on, redeem or repurchase capital stock, or make investments or other restricted payments; create liens; agree to payment restrictions affecting subsidiaries; dispose of assets or issue stock of restricted subsidiaries; enter into transactions with affiliates; and effect a consolidation or merger or sell all, or substantially all, of our assets. Each of these covenants is subject to a number of important exceptions and qualifications. Further, certain of these covenants will cease to apply at all times after the date on which the Notes receive investment grade ratings from either Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”), provided no default or event of default under the Indenture exists at that time. Such suspended covenants will be reinstated if the Notes lose their investment grade ratings by both Moody’s and S&P.

The Indenture provides for customary events of default, including: failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material debt; and certain events of bankruptcy and insolvency. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

The Company is using the net proceeds of the offering to redeem in full the Company’s outstanding 6.375% Senior Notes due 2020 (the “2020 Notes”) and to pay accrued and unpaid interest on the 2020 notes and to repay a portion of the outstanding amount under the term loan portion of its credit facility.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Indenture and the form of Notes, copies of which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Statements in this Form 8-K include forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements regarding the use of proceeds from the offering of the notes and the redemption of the 2020 Notes. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

4.1	Indenture, dated as of August 21, 2018, among ACI Worldwide, Inc., the guarantors listed therein, and Wilmington Trust, National Association, as trustee.

4.2	Form of 5.750% Senior Notes due 2026 (included as Exhibit A to Exhibit 4.1).

99.1	Press Release dated August 21, 2018.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of August 21, 2018, among ACI Worldwide, Inc., the guarantors listed therein, and Wilmington Trust, National Association, as trustee.

4.2	Form of 5.750% Senior Notes due 2026 (included as Exhibit A to Exhibit 4.1).

99.1	Press Release dated August 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2018

ACI WORLDWIDE, INC.

By:	/s/ Scott W. Behrens
Name:	Scott W. Behrens
Title:	Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer